                                                              EXHIBIT 10(b)

                          RETAIL INSTALLMENT CONTRACT

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     Dealer Number            Contract Number               Date
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                                        |
Buyer (and Co-Buyer)-Name and Address   |    Creditor/Seller-Name and Address
(Include County and Zip Code)           |
                                        |
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By signing this contract, I am buying the Property described below from you, the Creditor/Seller indicated above, and I agree to the terms stated on the front and back of this contract, including those stated in the Federal Truth-In-Lending Disclosures.

SECURITY INTEREST. By signing this contract, I grant to you a security interest in the "Property", which is the vehicle described below and all presently owned and after-acquired accessions now or later attached to it, and in any insurance premiums financed by this contract which are refunded, to secure payment of all amounts owed under this contract.

IF THE PROPERTY IS A USED VEHICLE: THE INFORMATION I SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

Model Yr.    Make & Model   Body Type    Color    Odometer     Vehicle Iden-      St. & Lic. No.    New/Used     No. Cyls
                                                               tification No.
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

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Describe body and major                                     Use for which purchased:
items of equipment sold:                                    [ ]Personal [ ]Commercial [ ] Agricultural

[ ]Auto Trans.      [ ]Pwr. Steer       [ ]Air Cond.        [ ]AM/FM Stereo      [ ]Cassette
[ ] Compact Disc    [ ]Pwr. Windows     [ ]Pwr. Locks       [ ]Pwr. Seats        [ ]Tilt Wheel       [ ]Cruise
--------------------------------------------------------------------------------------------------------------------------

INSURANCE AND PROTECTION. If any insurance or protection is checked below, the policies or certificates issued by the Companies named will describe the terms and conditions.

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OPTIONAL INSURANCE.  Credit life insurance, credit disability insurance and other optional insurance are not required to obtain credit and will not be provided unless I sign for them and agree to pay the additional cost. If I have chosen this insurance, the cost is shown in 4a of the itemization below. Credit life insurance is based upon the payment schedule and the term of this contract. This insurance may not pay all I owe on this contract if I make late payments. Disability insurance covers the original payment amount for the term of this contract. If I make late payments, disability insurance will not pay all of my payments. The amount and coverages are shown in a notice or agreement given on this date.

[ ]Credit Life  (Buyer)[ ] Co-Buyer[ ] Both[ ])          Insurer__________  Insured(s)___________
[ ]Credit Disability, Accident and Health (Buyer only)   Insurer__________  Insured______________
[ ](Type of Other Insurance)_________________________    Insurer__________  Insured______________  Term________

Under policy of designated Insurance Company(ies), maximum amount of insurance under this contract is $___________, and the total amount of insurance under this and any other installment contract of the Buyer is limited to $_________.

I want the insurance coverage(s) checked above, and I know that it is not required to obtain credit:

__________________________________      _____________________________________
Buyer Signature          Date           Co-Buyer Signature            Date

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REQUIRED PHYSICAL DAMAGE INSURANCE.  Physical damage insurance is required, but
I may obtain it from anyone I choose. If purchase through you from the Insurance Company named below, the cost of this insurance, for the term shown immediately below, is shown in 4b of the itemization below.

Insurance Company __________________________      Term:_____________ months

[ ] $__________ Deductible Collision and either:

    [ ]    Full Comprehensive including Fire, Theft and Combined
           Additional Coverage
    [ ] $__________ Deductible Comprehensive including Fire, Theft and Combined Additional Coverage.
    [ ]    Fire, Theft and Combined Additional Coverage

    Optional, if desired - [ ]Towing and Labor costs [ ]Rental Reimbursement
                           [ ]CB Radio Equipment

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OPTIONAL SERVICE CONTRACT.  The cost of this contract is shown in 4c of the
Itemization below.

Company____________________________     Term:_________ $________ Deductible

OPTIONAL MECHANICAL BREAKDOWN PROTECTION. The cost of this protection is shown in 4d of the Itemization below.

Company____________________________     Term:_________ $________ Deductible

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WARNING: THE INSURANCE OR PROTECTION REFERRED TO IN THIS CONTRACT DOES NOT
INCLUDE COVERAGE FOR PUBLIC LIABILITY, BODILY INJURY, OR PROPERTY DAMAGE (OTHER THAN THE VEHICLE NOTED ABOVE) CAUSED TO BUYER OR OTHERS.

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

ITEMIZATION OF AMOUNT FINANCED
1. Cash Sale Price (including any accessories)..........................................  $_________(1)
2. Downpayment:
   a. Cash Downpayment (including Manufacturer's Rebate of
     $_________, if applicable).........................................  $_________
   b. Deferred Downpayment (Pickup Pymt), due _______, on which there's no finance charge, of ............................................  $_________
   c. Trade-in: Value $__________ Less owing $_________ Net.............  $_________
          Description of Trade-in:_____________________________________
Total Downpayment (a+b+c) (also put this figure on the downpayment line in the Total Sale Price box below) .....................................................  $_________(2)
3. Unpaid Balance of Cash Sale Price
   (Amount Given to Me Directly) (1 minus 2)............................................  $_________(3)
4. Charges other than Finance Charge, including Amounts Paid to Others on My Behalf: (*Seller may be retaining a portion of this amount)
   a.  Cost of Optional Insurance for the Term of this Contract paid to the Insurance Company(ies) named above.*
       Credit Life $_____________ Credit Disability, Accident and
       Health $_______  Other $__________ ..............................  $_________
   b.  Cost of required Physical Damage Insurance paid to the Insurance
       Company named above (covers damage to vehicle)*..................  $_________
   c.  Cost of Optional Service Contract paid to the Company named above
       (covers certain repairs)*........................................  $_________
   d.  Cost of Optional Mechanical Breakdown Protection paid to the
       Company named above (covers certain repairs)*....................  $_________
   e.  License/Registration Fees paid to government agencies............  $_________
   f.  Title Fees paid to government agencies...........................  $_________
   g.  Filing Fees paid to government agencies..........................  $_________
   h.  Excise tax paid to government agencies...........................  $_________
   i.  Sales tax paid to government agencies............................  $_________
   j.  Other Charges (Seller must identify who will receive payment and describe purpose)*...........................................  $_________
         to______________________________ for___________________________  $_________
         to______________________________ for___________________________  $_________
     Total Other Charges and Amounts Paid to Others on
     My Behalf..........................................................................  $_________(4)
5. Amount Financed Principal Balance (3+4) (also put this figure in the Amount Financed box below).......................................................  $_________(5)
6. Finance Charge (also put this figure in the FINANCE CHARGE box below)...............................................................................  $_________(6)
7. Time Balance (5+6+2b) (also put this figure in the Total of Payments box below)...........................................................................  $_________(7)
8. Time Sale Price (1+4+6) (also put this figure in the Total Sale Price box below)...........................................................................  $_________(8)
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

                                               FEDERAL TRUTH-IN-LENDING DISCLOSURES

-------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE      FINANCE CHARGE      AMOUNT FINANCED        TOTAL OF PAYMENTS        TOTAL SALE PRICE
The cost of my credit         The dollar         The amount of         The amount I will         The total cost
  as a yearly rate.       amount the credit     credit provided         have paid after          of my purchase
                            will cost me.         to me or on           I have made all        on credit, includ-
                                                   my behalf.             payments as         ing my down-payment
                                                                          scheduled.            of $________ is
___________________%      $______________E*    $________________      $________________E*       $______________E*
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


My Payment Schedule will be:

              -------------------------------------------------------
                 NUMBER         AMOUNT
              OF PAYMENTS    OF PAYMENTS       WHEN PAYMENTS ARE DUE
              -----------    -----------       ---------------------
                                               Due On
                                               Monthly Beginning
                                               Due On
              -------------------------------------------------------

SECURITY. I am giving a security interest in the goods or property being purchase.

LATE CHARGE. For each payment that is not paid within 10 days after its scheduled payment date, I will pay a late charge of 5% of the amount that's late.

PREPAYMENT.  If I pay off early, I will not have to pay a penalty.

See other contract provisions for any additional information about nonpayment, default and any required repayment in full before the scheduled date.

* E means estimate.

=============================================================================

PAYMENTS AND INTEREST CALCULATION. I will pay you the Total of Payments according to "My Payment Schedule" shown above. Any payment listed on the first line of the schedule is a deferred downpayment which does not bear a Finance Charge. The payments listed on the second line of the schedule are equal consecutive monthly payments which are due on the same day of each month, beginning on the date shown. However, the amount of the last payment will be adjusted to include interest figured on the Principal Balance I owed, for the time I owed it. I will pay interest on the Principal Balance outstanding each day at the Annual Percentage Rate. The Total of Payments and Finance Charge shown above assume I will pay exactly as agreed. If I pay late or less than the required payment, the Finance Charge is increased. If I pay early or more than the required payment, the Finance Charge is decreased. Payments will first pay interest owing to the date you receive my Payment and the remainder will reduce the Principal Balance I owe.

                                 CONSUMER PAPER
                                 --------------

NOTICE: THE CREDITOR/SELLER INTENDS TO SELL THIS CONTRACT TO (NAME AND MAILING ADDRESS): ____________________________________________________________
______________________________________________,WHICH IF IT BUYS THE CONTRACT,
WILL BECOME THE OWNER OF THE CONTRACT AND YOUR CREDITOR. AFTER THE SALE OF THIS CONTRACT, ALL QUESTIONS CONCERNING EITHER TERMS OF THE CONTRACT OR PAYMENTS SHOULD BE DIRECTED TO THE BUYER OF THE CONTRACT AT THE ADDRESS INDICATED ABOVE. IF THE CONTRACT IS TRANSFERRED TO A HOLDER OTHER THAN THE ONE IDENTIFIED IN THIS NOTICE, OR RETAINED BY THE SELLER, SELLER SHALL CAUSE NOTICE IN WRITING OF THE NAME AND ADDRESS OF THE ACTUAL HOLDER TO BE DELIVERED TO YOU WITHIN 10 DAYS OF THE DECISION.


                              NOTICE TO THE BUYER
                              -------------------
DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACE, EXCEPT THAT (1) IF DELIVERY OF THE MOTOR VEHICLE OR MOBILE HOME IS TO BE MADE TO YOU AFTER THIS CONTRACT IS SIGNED, THE SERIAL NUMBER OR OTHER IDENTIFYING INFORMATION AND THE DUE DATE OF THE FIRST INSTALLMENT MAY BE FILLED IN AT THE TIME INSERTED IN THE CONTRACT ON OR ABOUT THE DATE THE NAME OF THE FINANCING AGENT IS KNOWN.

YOU'RE ENTITLED TO A COPY OF THIS CONTRACT.

YOU HAVE THE RIGHT TO PAY IN ADVANCE THE FULL AMOUNT DUE AND IF YOU DO SO YOU MAY SAVE A PORTION OF THE FINANCE CHARGE.

     THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS CONTRACT AND AGREES TO ITS TERMS, INCLUDING THOSE STATED ON THE BACK OF THIS CONTRACT.


                          RETAIL INSTALLMENT CONTRACT
                          ---------------------------

Buyer Signs_____________________        Co-Buyer Signs________________________

OTHER OWNERS - An Other Owner is a person whose name is on the title to the vehicle but does not have to pay the debt evidenced by this contract. The Other Owner hereby grants a security interest in the "Property" (as defined in this contract) to Creditor to secure payment of all amounts owed under this contract, and agrees to all the terms stated on the front and back of this contract, except that the Other Owner will not be personally liable for amounts owed to Creditor under this contract.

Other Owner signs here________________________ Address________________________

Creditor Signs________________________________ By_______________ Title________

                              TERMS AND CONDITIONS
                              --------------------
NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER. THE PRECEDING NOTICE APPLIES ONLY TO GOODS OR SERVICES OBTAINED PRIMARILY FOR PERSONAL FAMILY OR HOUSEHOLD USE.

     1. COLLECTION COSTS. If I don't make any payment when due according to my payment schedule shown above, I will pay you reasonable amounts permitted by law which you spend to collect what I owe or in trying to repossess or sell the Property. I will also pay lawyers' fees, as set by the court, including any for appeals, that are paid or owed to lawyers who are not your salaried employees.

     2. OWNERSHIP AND RISK OF LOSS. I agree to pay you all I owe under this contract even if the vehicle is damaged, destroyed or missing. I agree not to remove the vehicle from the United States or Canada or to sell, rent, lease or otherwise transfer any interest in the vehicle or this contract without your written permission. I agree not to expose the vehicle to misuse or confiscation. I will make sure your security interest (lien) on the vehicle is shown on the title. If you pay any repair bills, storage bills, taxes, fines, or other charges on the vehicle, I agree to repay the amount when you ask for it.

     3. SECURITY INTEREST. I am giving you a security interest in the Property being purchased and any accessories, equipment and replacement parts installed in the vehicle. The security interest also covers (1) insurance premiums and charges for service contracts returned to the Creditor (2) proceeds of any insurance policies or service contract on the vehicle and (3) proceeds of any insurance policies on my life or health which are financed in this contract. This secures payment of all amounts I owe on this contract and any renewal or extension of this contract. It also secures my other agreements in this contract.

     4.   INSURANCE, LIENS, AND UPKEEP.

          4.1. I'll keep the Property insured by companies acceptable to you with collision and comprehensive insurance, and any other insurance you may require. The insurance policies will have your standard loss payable endorsement and I will deliver the policies to you. No one but you has a security interest or lien on the Property.

          4.2. I'll pay taxes and any debts that might become a lien on the Property, and will keep it free of security interests and liens, other than yours.

          4.3. I'll also keep the Property in good condition and repair.

          4.4. If any of these things agreed to in this Section 4 are not done, you may do them and charge me for the cost of doing so. I'll pay the cost of doing these things either on your demand, or as increased future payments or as an additional payment or payments at the end of the contract, with interest at the contract rate. Even if you do these things, my failure to do them will be a default under Section 8, and you may still use other rights you have based on the default.

          4.5 OPTIONAL INSURANCE OR SERVICE CONTRACTS. This contract may contain charges for optional insurance or service contracts. If the vehicle is repossessed, I agree that you may claim benefits under these contracts and terminate them to obtain refunds for unearned charges.

          4.6 INSURANCE OR SERVICE CONTRACT CHARGES RETURNED TO YOU. If any charge for required insurance is returned to you, it may be credited to my account or used to buy similar insurance or insurance which covers only your interest in the vehicle. Any refund on optional insurance or service contracts obtained by you will be credited to my account. I will be notified of what is done.
                                    WARNING
                                    -------
     UNLESS YOU (BUYER) PROVIDE US (CREDITOR/SELLER) WITH EVIDENCE OF THE INSURANCE COVERAGE AS REQUIRED BY OUR CONTRACT OR LOAN AGREEMENT, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTEREST. THIS INSURANCE MAY, BUT NEED NOT, ALSO PROTECT YOUR INTEREST. IF THE COLLATERAL BECOMES DAMAGED, THE COVERAGE WE PURCHASE MAY NOT PAY ANY CLAIM YOU MAKE OR ANY CLAIM MADE AGAINST YOU. YOU MAY LATER CANCEL THIS COVERAGE BY PROVIDING EVIDENCE THAT YOU HAVE OBTAINED PROPERTY COVERAGE ELSEWHERE.

     YOU ARE RESPONSIBLE FRO THE COST OF ANY INSURANCE PURCHASE BY US. THE COST OF THIS INSURANCE MAY BE ADDED TO YOUR CONTRACT OR LOAN BALANCE. IF THE COST IS ADDED TO YOUR CONTRACT OR LOAN BALANCE, THE INTEREST RATE ON THE UNDERLYING CONTRACT OR LOAN WILL APPLY TO THIS ADDED AMOUNT. THE EFFECTIVE DATE OF COVERAGE MAY BE THE DATE YOUR PRIOR COVERAGE LAPSED OR THE DATE YOU FAILED TO PROVIDE PROOF OF COVERAGE.

     THE COVERAGE WE PURCHASE MAY BE CONSIDERABLY MORE EXPENSIVE THAN INSURANCE YOU CAN OBTAIN ON YOUR OWN AND MAY NOT SATISFY ANY NEED FOR PROPERTY DAMAGE COVERAGE OR ANY MANDATORY LIABILITY INSURANCE REQUIREMENTS IMPOSED BY APPLICABLE LAW.

     5. PREFERENCE PAYMENTS. Any monies you pay or rights you give up because of an asserted preference claim in my bankruptcy will become a part of the indebtedness owing under this contract and, at your option, will (a) be payable on demand, (b) be added to the balance of the contract and be apportioned among and be payable with any installment payments to become due during the remaining term of the contract, or (c) be payable as an additional payment or payments at the end of the contract with interest at the contract rate. Or, in the event of a loss of rights, substitute collateral or performance may be substituted in your sole discretion.

     6. CO-owners or Transfers. If there are any co-owners of the Property, they are all signing this contract either as a buyer or as an "Other Owner". I won't sell the Property, lease it, loan it, or give it away.

     7. PROTECTING YOUR INTERESTS. I'll do anything that may now or later be necessary to perfect and continue your security interest in the Property and I'll pay all filing fees and other fees and costs involved.

     8.   DEFAULT.  It will be a default:

          8.1. If any payment on this contract isn't received when it is due;

          8.2. If I fail to keep any agreement I have made in this contract;

          8.3. If I die or become insolvent or bankrupt;

          8.4. If I have given you a false financial statement, or if I haven't told you the truth about my financial situation, or about my use of the Property;

          8.5. If any creditor tries, by legal process, to take money from any bank account I have or to take any money or property I may have coming from you.;

          8.6. If any check or other instrument given as a down payment is dishonored;

          8.7. If any trade-in is subject to any lien other than the one shown on the face of this contract, or the amount owing on it is more than the amount shown;

          8.8. If the Property is sold, leased, loaned, given away, or the Property is lost, stolen, damaged, destroyed, levied upon, seized or attached. If you are required to make any payment in order to release the Property from any levy, seizure or attachment, you may add the amount of such payment to the principal balance which I then owe.

          8.9. If you form a good faith belief that the prospect of my payment or performance is impaired.

     9. YOUR RIGHTS AFTER DEFAULT. After a default you will have the following rights and may use any one or any combination of them at any time.

          9.1. You may declare the entire contract balance immediately due and payable all at once.

          9.2. You may sue for and recover from me the contract balance, and I will be liable for all reasonable collection costs, including reasonable lawyers fees, at trail and on appeal, that are paid or owed to lawyers who are not your salaried employees.

          9.3. You may require me to turn the Property over to you at any place you name that is reasonably convenient for both of us, and I will do it if you so demand. I agree that the location where I signed this contract is a reasonably convenient place for me.

          9.4. You may take the Property from me without notice. As long as it does not cause a breach of the peace, you may enter any place where the Property is located, to take it. You may also take any property that is not part of the Property, but that happens to be in or on the Property and may hold such property in safekeeping for its owner for 60 days. If the owner doesn't claim such property, you may donate it to charity or otherwise dispose of it without notice in any manner and on any terms you consider appropriate.

          9.5 You may sell the Property and pay the amount received over and above lawful expenses on the debt evidenced by this contract. You will send me a written notice of sale at least ten days before selling the vehicle. I agree that there will be reasonable notice of sale if you mail me notice of the place, time, and date of any public sale, or notice of the date after which a private sale may be held, ten days in advance of the date. If I do not redeem the vehicle by the date on the notice, you can sell it. You will use the net proceeds of the sale to pay all or part of my debt.

          To the extent permitted by law, the net proceeds of sale will be figured this way: Any late charges and any charges for taking, storing, clearing, advertising, leasing, and/or selling the vehicle and any reasonable lawyers fees and court costs will be subtracted from the selling price. If I owe you less than the net proceeds of sale, the difference is owed to me unless you are required to pay it to someone else. For example, you may be required to pay a lender who has given me a loan and also taking a security interest in the vehicle.

          If I owe more than the net proceeds of sale and the vehicles is purchased primarily for personal, family, or household use, I agree to pay you the difference between the fair market value of the vehicle and the amount I owe, when you ask for it. However, I will not be required to pay this amount if the unpaid balance at the time of default is less than $1250.00 and I have not wrongfully damaged the vehicle. If the unpaid balance at the time of default is less than $1250.00 and I have wrongfully damaged the vehicle, I will be liable to you for the amount of the damages.

          If I owe more than the net proceeds of sale, and the vehicle is purchased primarily for business or commercial use, I agree to pay you the difference between the net proceeds of sale and what I owe when you ask for it.

          If I do not pay the amount I owe when asked, I may also be charged interest at the Annual Percentage Rate applicable to this contract, not to exceed the highest lawful rate, until I pay all I owe.

          9.6. If I purchase the vehicle primarily for personal, family, or household use and the unpaid balance is less than $1250.00 at the time of my default, you must elect either to sue me for the entire amount I owe, or take repossession of the vehicle in accordance with applicable law.

          9.7. You will also have the rights of a secured party under the Oregon Uniform Commercial Code and other laws.

          9.8. You may cancel the collision and comprehensive insurance required by subparagraph 4.1.

     10. ASSIGNMENT BY SELLER. You may transfer your rights under this contract to anyone. If you transfer this contract, the person or entity to which the contract is assigned will have the security interest and the right to insist that I perform my agreements under this contract.

     11. NO ASSIGNMENT BY CUSTOMER. I will not assign my rights under this contract or sell the Property without your written consent. Any attempted assignment without such consent will be void. No assignment or sale will terminate or change my obligations to you under this contract.

     12. WAIVER of Co-obligor's Rights. I irrevocably waive, disclaim and relinquish all claims against any and all others obligated with me which I have or would otherwise have by virtue of payment of the contract or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

     13. MULTIPLE CUSTOMERS. If I'm signing this contract with another person, I'll be jointly and individually obligated to pay the whole contract. You may require that I pay the whole contract without asking the other person to pay. I'll pay the contract even if you and the other person repeatedly agree to renew or extend it for any length of time, revise its terms, or release the security.

     14. PAYMENTS. I will make payment at any address you specify and payment will not be considered made until received at that address. Any payment of less than the entire amount then due may be credited on the balance without waiving of during any existing default.

     15. PREPAYMENT. I may prepay the unpaid balance of the Amount Financed in full or in part at any time without penalty. If I do so, I must pay the earned and unpaid part of the Finance Charge and all other amounts due up to the date of payment.

     16. CONSUMER PAPER. If the Property is not consumer goods, this contract is not Consumer Paper and is not subject to Oregon Revised Statute Section 83.820, even though the words "Consumer Paper" are printed on the front of this contract.

     17. WAIVER. I will perform all duties under this contract (including making payments if I am a buyer) in a timely manner. If you waive your rights to insist on timely performance of my duties on any one or more occasions, I agree that I shall not be excused from timely performance of my duties on any subsequent occasion.

     18. CHANGE OF ADDRESS. I'll give you my new address in writing whenever I move. You may give me any notices by regular mail at the last address I have given you.

     19. CREDIT INFORMATION. You are authorized to check my credit and employment history and to answer questions and provide credit reporting agencies with information about your credit experience with me. I authorize any person or consumer reporting agency to complete and furnish to you any information it may have or obtain in response to your credit inquiries.

     20. TITLE TRANSFER FEE. If I ask you to consent to a change of registered owner(s) of the Property and you do consent, I agree to pay you a reasonable fee for arranging the change as well as paying any filing fees or other fees paid to officials in connection with the change.

     21.  OREGON LAW APPLIES.  This contract will be governed by Oregon Law.

     22. WARRANTIES SELLER DISCLAIMS. I understand that any warranties on the vehicle sold are those made by the manufacturer. I am purchasing the vehicle "as is" from you and you are not offering any warranties, either express or implied, including any implied warranties of merchantability or fitness for a particular purpose of the vehicle. Except for the warranty of the manufacturer, if any, I assume entire risk as to the quality and performance of the vehicle, and if the vehicle proves defective after the purchase, I assume the entire cost of all necessary servicing or repair. I also understand that you will not be responsible for incidental or consequential damages arising from loss of use, loss of time, inconvenience or commercial loss.

------------------------------------------------------------------------------

                             REPURCHASE ASSIGNMENT
                             ---------------------
FOR VALUE RECEIVED [ ]without recourse [ ] with recourse, except as provided herein and in any written agreement regarding purchase of contracts executed by Seller and Assignee and now in effect, Seller hereby endorses and assigns to ____________________________________________________ ("Assignee") this contract and all right, title and interest of Seller in and to the Property described in the contract.

     Seller represents and warrants that this contract arose from the sale of the Property, that the title to the Property was at the time of sale vested in Seller free of all liens and encumbrances and that a security interest in the Property is now vested in Seller subject only to the right of Buyer and any Other Owner (hereafter collectively referred to as "Customer"); that the Property is as represented to Customer by Seller, that his contract is valid and enforceable against Customer, and that there is unpaid the full amount represented as being owing, which amount is subject to no defense, set-off, or counterclaim whatsoever, or want of legal capacity on the part of Customer. Seller shall indemnify and hold harmless the Assignee against all claims and defenses, whether valid or invalid, relating to the Property or acts or omissions of Seller including, without limitation, any based on the Federal Consumer Credit Protection Act or other state or federal law.

     As a partial consideration for the purchase of this contract by Assignee, Seller hereby agrees not to assert against Assignee any claim, lien or encumbrance which Seller now has or may hereafter have with respect to the Property.

This assignment shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of Seller.

     If the Property described in this contract is of a type for which a certificate of title may be obtained, Seller agrees to perfect a security interest in the Property in favor of Assignee within ten days of the date of this contract as shown on the reverse hereof and to provide Assignee with a certificate of title showing Assignee as first priority security interest holder within 30 days of the date of this contract. If Seller fails to comply with the immediately preceding sentence, Seller will, immediately upon Assignee's demand, repurchase the contract for the amount owing on the contract, even if the Property is not repossessed or tendered to Seller.

Dated_________ 19__ _______________________  By_____________________________
                    (Type Firm Name)              (Seller)       (Title)

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                            ASSIGNMENT AND GUARANTY
                            -----------------------
     FOR VALUE RECEIVED, the undersigned Seller hereby endorses and assigns to _______________________ ("Assignee") this contract and all monies to become due thereunder and also grants, bargains, sells and conveys to Assignee all of the right, title and interest of the Seller in and to the Property described in this contract.

     In consideration of the purchase of this contract by Assignee, Seller guarantees the payment of the unpaid balance evidenced thereby and agrees to pay upon demand that unpaid balance if Buyer or any Other Owner (hereafter collectively referred to as "Customer") in this contract defaults in the performance of this contract, or if any of the warranties are found untrue.
The undersigned warrants that Seller has title to this contract and has a valid security interest in the Property; that Seller has the right to make this assignment and transfer; that the Property is free from any liens or encumbrances; that this contract is valid and enforceable against Customer, and that there is unpaid on it the full amount represented as being owing on it, which amount is subject to no defense, set-off, or counterclaim, whatsoever, or want of legal capacity on the part of Customer. Seller hereby consents that Assignee, or its successors or assigns may, without notice to Seller, extend the time for payments under this contract, waive the performance of such terms and conditions of the contract as it may determine, and make any reasonable settlement under the contract without affecting or limiting Seller's liability as guarantor.

     For the purpose of inducing Assignee to purchase this contract Seller submits the accompanying Customer's application which the Seller believes to be true, and declares that the contract arose from the bona fide sale of the Property described in this contract, and that the Property has been delivered into the possession of Customer. In further consideration of the purchase of this contract, Seller agrees that if the Property is returned by or repossessed from Customer, Assignee, its successors or assigns, may recover from Seller the balance due on the contract or may sell the Property, apply the proceeds on the balance due and recover any deficiency from Seller; in either of such events recovering also a reasonable attorney's fee and costs of suit and expense, if attorneys' fees to Assignee, its successors or assigns, and in case suit or action is instituted upon this guaranty Seller promises to pay such sum as the court may adjudge reasonable as attorneys' fees in such suit or action, including any appeal. Seller shall indemnify and hold harmless Assignee against all claims and defenses, whether valid or invalid, relating to the Property or acts or omission of Seller including, without limitation, any based on the Federal Consumer Credit Protection Act or other state or federal law.

     The terms of this Assignment and Guaranty shall be effective notwithstanding anything to the contrary contained in any of the provisions of the contract, Dealer Repurchase Agreement or other agreement executed in connection with it.

     This Assignment and Guaranty shall inure to the benefit of and be binding upon Seller's heirs, executors, administrators, successors and assigns.

     If the Property described in this contract is of a type for which a certificate of title may be obtained, Seller agrees to perfect a security interest in the Property in favor of Assignee within ten days of the date of this contract as shown on the reverse hereof and to provide Assignee with a certificate of title showing Assignee as first priority security interest holder within 30 days of the date of this contract. If Seller fails to comply with the immediately preceding sentence, Seller will, immediately upon Assignee's demand, repurchase the contract for the amount owing on the contract.

Dated_________ 19__ _______________________  By_____________________________
                    (Type Firm Name)              (Seller)       (Title)